UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2007

Henry Bros. Electronics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	005-62411	22-3690168
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

17-01 Pollitt Drive	07410
Fair Lawn, New Jersey
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 794-6500

280 Midland Avenue
Saddle Brook, New Jersey 07663
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

      The information contained in Item 5.02 is hereby incorporated by reference into this Item 1.01.

Item 2.02. Results of Operation and Financial Conditions

      On March 7, 2007, Henry Bros. Electronics, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing, among other things, the Company's financial results for the year and three months ended December 31, 2006.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On March 2, 2007, Irvin Witcosky, President of the Company resigned. Mr. Witcosky also resigned from his position as member of the board of directors.

     On March 7, 2007, Brian Reach was appointed as President of the Company. Mr. Reach will immediately assume the day-to-day management of sales and marketing of the Company while maintaining his role as Chief Operating Officer, a position he was appointed to in August 2006.

      Mr. Reach has previously served as Vice Chairman of Henry Bros, and prior to that appointment, as the Chief Financial Officer for Globix Corporation, IPC Information Systems, Inc., Celadon Group, Inc. and Cantel Medical Corp. His extensive background experience ranges from business restructurings, corporate finance and corporate governance. Mr. Reach has lead financing efforts to raise over $1 billion during his career, and became a member of the Henry Bros. Board of Directors in February 2004.

     Mr. Reach’s base salary is $175,000 per annum. He holds an option to purchase 100,000 shares of the Company’s common stock, which was issued to him on June 1, 2004, that is currently exercisable to the extent of 100,000. He also holds an option to purchase 50,000 shares of the Company's common stock, which was issued to him on August 8, 2006, exercisable at the rate of 20% per year at each anniversary date of the grant of such option.

Item 9.01      Financial Statements and Exhibits

           (c)       Exhibits

          99.1     Press Release dated March 7, 2007, announcing the Company’s financial results.

          99.2     Press Release dated March 7, 2007, announcing the appointment of Brian Reach as President of the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Henry Bros. Electronics, Inc. (Registrant)

Date: March 8, 2007	By:	/s/ John P. Hopkins____
John P. Hopkins
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated March 7, 2007, announcing the Company’s financial results.

99.2	Press Release dated March 7, 2007, announcing the appointment of Brian Reach as President of the Company.